UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2024

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2024, Customers Bancorp, Inc (the “Company”), the parent company of Customers Bank, promoted Philip Watkins to Chief Financial Officer of the Company. Mr. Watkins, age 39, has served as the Chief Financial Officer of Customers Bank since January 2023. He joined Customers Bank in January 2020, where he served in various roles including Head of Real Estate and Head of Digital Lending. From August 2018 through January 2021, Mr. Watkins was the CFO of Megalith Financial Acquisition Corp (NYSE: MFAC). Since 2013, Mr. Watkins also served as Principal of Megalith Capital Management, a real estate focused private equity firm.

There are no family relationships between Mr. Watkins and any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he has been selected as an officer of the Company.

No material plan, contract or arrangement has been entered into, or materially amended, in connection with Mr. Watkins’ appointment as the Company’s Chief Financial Officer and no grant or award has been made to Mr. Watkins under any such plan, contract or arrangement in connection with his appointment as Chief Financial Officer.

Mr. Watkins replaces Carla A. Leibold, who had served as our Executive Vice President and Chief Financial Officer since November 2018. Ms. Leibold was notified of her termination from employment with the Company on April 10, 2024, for “cause” under her employment agreement for violating Company policy, which termination was effective immediately. Ms. Leibold has disputed the Company’s characterization of her separation from the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew Sachs
Name: Andrew Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: April 12, 2024